SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
DREYFUS INSTITUTIONAL RESERVES FUNDS
DREYFUS INVESTMENT PORTFOLIOS
DREYFUS OPPORTUNITY FUNDS
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The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Shareholder:

Your Dreyfus fund(s) and certain other funds in The Dreyfus Family of Funds will hold special shareholder meetings on August 3, 2012.  Shareholders of each of these funds will be asked to elect an additional Board member of their funds and elect two Board members who have been appointed by their funds' Board and serve as current Board members of the funds, but whose election has not been proposed to shareholders until now.  The enclosed proxy statement describes the Board member nominees' qualifications and each of their respective current roles overseeing funds in The Dreyfus Family of Funds.  Please take the time to read the enclosed materials.

Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on fund expenses.  If you own shares of more than one of these Dreyfus funds, the combined proxy statement also may save you the time of reading more than one document before you vote.  If you own shares of more than one of these Dreyfus funds on the record date for the meetings, please note that each fund has a separate proxy card.  You should complete a proxy card, or otherwise provide voting instructions, for each fund in which you own shares.

Remember, your vote is extremely important, no matter how large or small your fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s).  These voting methods will save the funds money because they would not have to pay for return-mail postage.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.  Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

Your vote is very important to us.  If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-DREYFUS.  Thank you for your response and for your continued investment with The Dreyfus Family of Funds.

Sincerely,

Bradley J. Skapyak
President

Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Investment Portfolios
Dreyfus Opportunity Funds
______________________________________________

Notice of Special Meetings of Shareholders
To Be Held on August 3, 2012
______________________________________________

To the Shareholders:

Special Meetings of Shareholders of each of the funds in The Dreyfus Family of Funds listed above (each, a "Fund" and, collectively, the "Funds")* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Friday, August 3, 2012 at 12:00 p.m. for the following purposes:

1.	To elect Board members to hold office until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Shareholders of record at the close of business on June 5, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards,

Janette E. Farragher
Secretary

New York, New York
June 11, 2012

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED.  IN THAT EVENT, THE AFFECTED FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

__________________

*
Each of the Funds is a "series" investment company comprised of separate portfolios, each of which may be referred to as a Fund, as applicable, in the Proxy Statement.  For a list of the series, see Schedule 1 to the Proxy Statement.

Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Investment Portfolios
Dreyfus Opportunity Funds

COMBINED PROXY STATEMENT

Special Meetings of Shareholders
to be held on August 3, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of Dreyfus Institutional Cash Advantage Funds ("DICAF"), Dreyfus Institutional Preferred Money Market Funds ("DIPMMF"), Dreyfus Institutional Reserves Funds ("DIRF"), Dreyfus Investment Portfolios ("DIP") and Dreyfus Opportunity Funds ("DOF") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Shareholders (the "Meeting") of each Fund to be held on Friday, August 3, 2012 at 12:00 p.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.  Shareholders of record at the close of business on June 5, 2012 are entitled to receive notice of and to vote at the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders can vote only on matters affecting the Fund(s) of which they are shareholders.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the shareholder's name and account number.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Shareholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the shareholders of each other Fund on the election of Board members.  It is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise provide voting instructions with respect to each such Fund.

Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166.  Copies of each Fund's most recent Annual and, if applicable, Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556, or by calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF EACH FUND'S MOST RECENT ANNUAL AND, IF APPLICABLE, SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM.

PROPOSAL:  ELECTION OF BOARD MEMBERS

The Nominees.  It is proposed that shareholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund as indicated.  The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds ("Independent Board members").  Gordon J. Davis currently serves as a Board member of other funds in The Dreyfus Family of Funds.  Benaree Pratt Wiley and Nathan Leventhal currently serve as Board members of all of the Funds, as well as other funds in The Dreyfus Family of Funds; they were elected by the Board members of the Funds, but their election has not been proposed to shareholders of the Funds, until now.  Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the indicated Funds if elected.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy.  Each Nominee elected will serve as an Independent Board member of the respective Fund (for Mr. Davis, subject to the discretion of the Board, on or about September 1, 2012) until his or her successor is duly elected and qualified.  It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but, if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds' Independent Board members may recommend.

Board's Oversight Role in Management. Each Board's role in management of the Funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Dreyfus, the Funds' investment adviser, and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman of the Boards, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including Dreyfus' Chief Investment Officer (or a senior representative of his office), the Funds' and Dreyfus' Chief Compliance Officer and portfolio management personnel.  Each Board's Audit Committee (which consists of all Board members) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Funds' independent auditors and the Funds' Chief Financial Officer.  Each Board also receives periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  As warranted, each Board also receives informational reports from the Board's independent legal counsel regarding regulatory compliance and governance matters.  Each Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, Dreyfus and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds, and the Boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of each Fund's Board members be Independent Board members and as such not affiliated with Dreyfus.  To rely on certain exemptive rules under the 1940 Act, a majority of the Funds' Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Funds' Board members, including the Chairman of the Boards, are Independent Board members.  The Boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with Dreyfus, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to:  (i) services that Dreyfus and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by Fund officers and employees of Dreyfus or its affiliates; and (iii) the Boards' oversight role in management of the Funds.

Information About the Experience, Qualifications, Attributes or Skills of Each Board Member and Nominee.  The following table presents information about the current Board members and Nominees, including their principal occupations and other public company board memberships and when they became a Board member of each Fund of which they are currently a Board member.  The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166.  Information about each Board member's and Nominee's ownership of shares of the Funds and other relevant information, including information about the Funds' officers, is set forth on Exhibit A to this Proxy Statement.

Name (Age) of Board Member or Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Nominee for all Funds and Board Member if Elected

Gordon J. Davis (71) Board Member	Partner in the law firm of Venable LLP since May 2012 Partner in the law firm of Dewey & LeBoeuf LLP until May 2012
Consolidated Edison, Inc., a utility company, Director (1997 – present)

Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Board member of 21 funds (20 if elected at the Meeting) in The Dreyfus Family of Funds (40 portfolios and 38 if elected at the Meeting)1

Current Board Members and Nominees for all Funds

Nathan Leventhal (69) Board Member (2009)	Chairman of the Avery Fisher Artist Program (1997 - present) Commissioner, NYC Planning Commission (2007 –2011)	Movado Group, Inc., Director (2003 - present) Board member of 26 funds in The Dreyfus Family of Funds (43 portfolios)

Benaree Pratt Wiley (66) Board Member (2009)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 - present)
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)

Board member of 32 funds  in The Dreyfus Family of Funds (66 portfolios)

Current Board Members for all Funds

Joseph S. DiMartino (68) Chairman of the Boards DICAF (2002) DIPMMF (1997) DIRF (2008) DIP (1998) DOF (2000)	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

Board member of 72 funds in The Dreyfus Family of Funds (156 portfolios)

Clifford L. Alexander, Jr. (79) Board Member DICAF (2002) DIPMMF (1997) DIRF (2008) DIP (1998) DOF (2000)	President of Alexander & Associates, Inc., a management consulting firm (1981 - present)	Board member of 27 funds in The Dreyfus Family of Funds (45 portfolios)

Whitney I. Gerard (78) Board Member DICAF (2003) DIPMMF (2003) DIRF (2008) DIP (2003) DOF (2003)	Partner of Chadbourne & Parke LLP	Board member of 16 funds in The Dreyfus Family of Funds (25 portfolios)

George L. Perry (78) Board Member DICAF (2003) DIPMMF (2003) DIRF (2008) DIP (2003) DOF (2003)	Economist and Senior Fellow at The Brookings Institution	Board member of 15 funds in The Dreyfus Family of Funds (23 portfolios)

______________________

1	Mr. Davis currently is a Board member of 21 other funds in The Dreyfus Family of Funds, although he will resign as a Board member of certain of these funds effective September 1, 2012. If elected at the Meeting, he will be a Board member of 20 funds as of September 1, 2012.

Each Board member has been a Dreyfus Family of Funds Board member for over fifteen years.  Additional information about each Nominee and Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee or Board member possesses which the Board believes have prepared them to be effective Board members.  The Boards believe that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness.  However, the Boards believe that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members and Nominees satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with Dreyfus; counsel to the Funds and the Boards have significant experience advising funds and fund board members.  The Boards and their committees have the ability to engage other experts as appropriate.  Each Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Boards of the funds in The Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm.  Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander.  Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

•
Gordon J. Davis – Mr. Davis became a partner in the law firm of Venable LLP since May 2012, where his practice involves complex real estate, land use development and related environmental matters.  Previously, Mr. Davis was a partner in the law firm of Dewey & LeBoeuf LLP until May 2012 and served as a Commissioner and member of the New York City Planning Commission and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•
Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

•
Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission.  In addition, Mr. Leventhal previously served as Chief of Staff to Mayor John Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

•
George L. Perry – Dr. Perry is an Economist and Senior Fellow at The Brookings Institution.  Dr. Perry was the founder and long time director of the Brookings Panel on Economic Activity and editor of its journal, the Brookings Papers.  Dr. Perry is a Director Emeritus of and a consultant to the State Farm Mutual Automobile Association and State Farm Life Insurance Company.  Prior to joining the Brookings Institution, Dr. Perry served as the Senior Economist to the President's Council of Economic Advisers and was a professor of economics at the University of Minnesota.

•
Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Evaluation of Potential Nominees/Diversity.  In addition to the general experience, qualifications, attributes or skills described above, a Fund's Nominating Committee (see "Fund Board Committees" below) may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.  The Funds' Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential nominees (including any nominees recommended by shareholders as provided in the Nominating Committee Charter).  A copy of the Funds' Nominating Committee Charter and Procedures is not available on the Funds' or Dreyfus' website, but is attached as Exhibit B to this Proxy Statement.

Compensation.  Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in The Dreyfus Family of Funds, and reimburses them for their expenses.  The Chairman of the Boards receives an additional 25% of such compensation.  For information on the amount of compensation paid to each current Board member by a Fund for the Fund's last fiscal year, and paid by all funds in The Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2011, see Exhibit A to this Proxy Statement.

Board Member Emeritus Program.  The Boards have adopted an Emeritus Program to provide Board members who have served on the Board of one or more funds in The Dreyfus Family of Funds for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Fund while maintaining an ongoing relationship with the Fund.  The Boards have determined that the continued wise guidance and input such experienced Board members can provide merited the establishment of the Program.  Under the Board Member Emeritus Program, for a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurred before September 30, 2008, upon reaching age 72, such Board member is entitled to elect Emeritus status with respect to each Fund if he or she has served on the Board of a Fund for at least 10 years.  Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Board member chooses to retire at that time.  The 10-year pre-requisite for service as a Fund Board member will be waived for a Board member who reaches age 80 but has not served as a Board member of a Fund for at least 10 years.  For a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurs after September 30, 2008, upon reaching age 72, such Board member is entitled to elect Emeritus status with respect to each Fund if he or she has served on the Board of a Fund for at least 5 years.  Upon reaching age 75, Emeritus status is mandatory and becomes effective immediately, unless the Board member chooses to retire at that time.  The 5-year pre-requisite for service as a Fund Board member will not be waived and any such Board member who reaches age 75 but has not served as a Board member of a Fund for at least 5 years will be required to retire at that time.

An Emeritus Board member is permitted to serve as such for a maximum of 10 years from the date Emeritus status is achieved.  An Emeritus Board member:  (i) does not have voting rights with respect to matters pertaining to a Fund, and is relieved of all formal responsibilities with respect to the Fund; (ii) may attend all Board meetings, but is under no fiduciary obligation with respect to a Fund; (iii) is not subject to election by Fund shareholders; and (iv) is eligible to be indemnified to the fullest extent permitted under a Fund's governing documents, as amended from time to time.

Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Board member (the "Emeritus Fee").  For a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurs after September 30, 2008, he or she will receive 50% of the Emeritus Fee, plus an additional 10% of the Emeritus Fee for each year of service between six and ten years as a Board member.  Emeritus Board members are reimbursed for reasonable expenses incurred in connection with attending Board meetings.

Fund Board Committees.  Each Fund has a standing Audit Committee, Nominating Committee and Compensation Committee, each of which is comprised of the Fund's Independent Board members.  Each of DIP and DOF also has a Pricing Committee comprised of any one or more of the Board members, the function of which is to assist in valuing the Fund's investments.  For information on the number of committee meetings held during each Fund's last fiscal year, see Exhibit A to this Proxy Statement.

The function of each Fund's Audit Committee is to (i) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.

Each Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity and business and professional experience.  The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the Nominating Committee Charter.

The function of each Fund's Compensation Committee is to establish the appropriate compensation for serving on the Board.

Required Vote

For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors") be selected by a majority of the Independent Board members of the Fund.  One of the purposes of each Fund's Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent auditors for the Fund.  Each Fund's Audit Committee recommended, and each Fund's Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP ("Ernst & Young") as such Fund's independent auditors for the Fund's current fiscal year.  Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions.

Information regarding the audit and non-audit fees that the Funds were billed by their independent auditors for the Funds' last two fiscal years is set forth in Exhibit A to this Proxy Statement.

Investment Adviser, Distributor and Transfer Agent

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Voting Information

Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Certain Funds may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting shareholders by telephone, which is expected to cost approximately $11,000, plus any out of pocket expenses, such cost to be borne pro rata among such Funds based on their net assets.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number, through the Internet or by attending the Meeting and voting in person.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have a discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" a Nominee.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (the "Bank"), as custodian of the IRAs, to vote Fund shares held in such IRA accounts in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, the Bank may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, the Bank will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

Shares of DIP have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies").  As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund's shares.  However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners").  Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions.  To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on August 2, 2012.  Such instructions may be revoked at any time prior to the Meeting either by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company.  Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account in the same proportions as the voting instructions received from Policyowners.  Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  With respect to each of the Funds, 30% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting.

OTHER MATTERS

No Fund's Board is aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment on such matters.

Under the proxy rules of the Securities and Exchange Commission (the "SEC"), shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Funds' proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by a Fund of any such proposal.  Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by a Fund a reasonable time before the solicitation of proxies for the meeting is made.  The fact that a Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the appropriate Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island  02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  June 11, 2012

SCHEDULE 1

As each Fund is a series fund, the following is a list that identifies each Fund's series.

Name of Fund

Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Cash Advantage Fund ("DICADF")

Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Preferred Money Market Fund ("DIPRMMF")
Dreyfus Institutional Preferred Plus Money Market Fund ("DIPPMMF")

Dreyfus Institutional Reserves Funds
Dreyfus Institutional Reserves Money Fund ("DIRMF")
Dreyfus Institutional Reserves Treasury Fund ("DIRTF")
Dreyfus Institutional Reserves Treasury Prime Fund ("DIRTPF")

Dreyfus Investment Portfolios
Core Value Portfolio ("CVP")
Midcap Stock Portfolio ("MSP")
Small Cap Stock Index Portfolio ("SCSIP")
Technology Growth Portfolio ("TGP")

Dreyfus Opportunity Funds
Dreyfus Natural Resources Fund ("DNRF")

SCHEDULE 2

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities (including series thereof) as of April 30, 2012.

Name of Fund and Number of Shares Outstanding	Name and Address of Shareholder	Amount of Shares Held	Percentage of Shares Held

DICAF:
DICADF – Administrative Shares 675,369,615.960	Amalgamated Bank Attn: Stephen Erb 275 7th Avenue New York, NY 10001-6708	490,888,561	72.6844%
	Hare & Co c/o The Bank of New York Mellon Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	182,120,104	26.9660%
DICADF – Institutional Advantage Shares 19,916,010,931.474	Hare & Co c/o The Bank of New York Mellon Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	4,614,024,526	23.1674%
	Bost. & Co. PO Box 534005 Pittsburgh, PA 15253	4,383,419,946	22.0095%
	Banc of America Securities LLC Money Market Funds Omnibus 200 N. College Street 3rd Floor Charlotte, NC 28202-2191	1,082,857,566	5.4371%
	J.P. Morgan Clearing Corp. 1 Metrotech Center North Brooklyn, NY 11201-3832	1,029,546,902	5.1694%
DICADF – Investor Advantage Shares 10,232,219.884	Hare & Co c/o The Bank of New York Mellon Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	5,046,208	49.3168%
	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	2,399,741	23.4528%
	Mid Atlantic Trust Company FBO 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	1,143,452	11.1750%
	Banc of America Securities LLC Money Market Funds Omnibus 200 N. College Street, 3rd Floor Charlotte, NC 28202-2191	952,979	9.3135%
DICADF – Participant Advantage Shares 183,865,473.900	Jefferies & Company Inc 34 Exchange Place Plaza III, Suite 705 Jersey City, NJ 07302-3885	104,971,473	57.0915%
	Hare & Co c/o The Bank of New York Mellon Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	46,848,504	25.4798%
	Wilmington Trust First National Bank Alaska Profit P.O. Box 52129 Phoenix, AZ 85072-2129	14,211,044	7.7890%
	Eden Capital Partners LP 1980 Post Oak Boulevard Suite 2280 Houston, TX 77056-3856	13,572,343	7.3817%

DIPMMF:
DIPRMMF – Prime Shares 8,069,928,838.460	Board of Regents of the University of Texas System UTS Fund Active Reserve 135 Santilli Hwy Everett MA 02149-1906	3,764,900,155	46.6534%
	Bost & Co C/O The Bank of New York Mellon Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	1,704,491,559	21.1215%
	Kuwait Investment Authority Ministries Complex Block 3 PO Box 64 Safat, Kuwait 13001	1,000,515,549	12.3981%
	Hare & Co C/O The Bank of New York Mellon Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	489,603,008	6.0670%
	The Bank of New York Mellon Investment Manager 500 Ross Street Suite 850 Pittsburgh, PA 15262-0001	426,627,715	5.2866%
DIPRMMF – Reserve Shares 525,285,374.570	Comerica Bank Attn: Tricia Rail 201 W. Fort Street 3rd Floor Detroit, MI 48226-3215	524,865,942	99.9202%
DIPPMMF 1,366,534,161.620	Bost & Co C/O The Bank of New York Mellon Attn: Cash Sweep 3 Mellon Center Pittsburgh, PA 15259-0001	1,248,346,160	91.3513%
	Hare & Co C/O The Bank of New York Mellon Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	118,188,000	8.6487%

DIRF:
DIRMF – Agency Shares 22,236,464.880	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	22,236,465	100.0000%
DIRMF – Classic Shares 215,915,053.690	BNY Mellon, N.A. as agent for MLB Advanced Media LP Attn: Richard Valenti 75 9th Avenue New York, NY 10011-7006	59,116,704	27.3796%
	The Bank of New York Mellon as agent for Plumbers Local Union No. 1 Vacation and Holiday Fund 158-20 George Meany Boulevard Howard Beach, NY 11414	19,902,906	9.2179%
DIRMF – Hamilton Shares 1,469,275,191.190	Bost & Co Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	636,865,991.0000	43.3456%
	M&T Trust Company of Delaware Grange Primary Trust Attn: Rita Marie Ritrovato 1220 N Market St Ste 202 Wilmington De 19801-2540	400,000,000	27.2243%
	Hare & Co Attn: Stif/Master Note 1 Wall St New York NY 10005-250	348,558,407	23.7232%
DIRMF – Institutional Shares 919,505,133.730	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	561,459,788	61.0611%
	Bost & Co Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	346,405,713	37.6731%
DIRMF – Premier Shares 470,769,924.781	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	286,764,448	60.9139
	BNY OCS Nominees Limited Attn: Stif Team Rue Montoyerstraat 46 B 1000 Brussels, Belgium 017	64,085,095	13.6128%
	Mac & Co P.O. Box 534005 Pittsburgh, PA 15253-4005	48,878,561	10.3827
	Bost & Co Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	48,872,095	10.3813%
DIRTF – Agency Shares 3,718,054.430	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	3,718,054.4300	100.0000%
DIRTF – Classic Shares 179,848,199.930	The Bank of New York Mellon as Agent for Lighthouse Properties LLC Attn: Perry Beek 640 5th Avenue 3rd Floor New York, NY 10019-6155	24,021,597	13.3566%
	The Bank of New York Mellon as Agent for Sol Goldman Investments, LLC 640 5th Avenue 3rd Floor New York, NY 10019-6102	21,478,973	11.9428%
	The Bank of New York Mellon as Agent for New York City Municipal Water Finance Authority Accounting Department 7th Floor 75 Park Place Attn: Michele M. Levine New York, NY 10007	20,052,826	11.1499%
	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	17,697,550	9.8403%
	The Bank of NY Mellon as agent for Institute For Advanced Study Einstein Dr Princeton, New Jersey 08540 Attn: Mary J. Mazza, Comptroller	13,896,968	7.7271%
	The Bank of New York Mellon as Agent for Solil Management LLC 640 5th Avenue 3rd Floor New York, NY 10019-6102	11,980,937	6.6617%
	The Bank of New York Mellon as Agent for Plaza Circle Enterprises LLC 640 5th Avenue 3rd Floor New York, NY 10019-6102	11,979,877	6.6611%
DIRTF – Hamilton Shares 135,660,064.620	Bost & Co Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	78,227,657.4100	57.6645%
	Suecia Holding Corporation Attn: Scott Gottesman 25 Smith Street, Suite 305 Nanuet, NY 10954-2972	21,698,657	15.9949%
	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	19,851,524	14.6333%
	Bank of New York As Trustee For Archdiocese of New York C/O Wachovia Retirement Services 12 East 49th Street, 33rd Floor New York, NY 10017-1028	11,246,339	8.2901%
DIRTF – Institutional Shares 120,226,617.310	Bost & Co Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	66,607,359	55.4015%
	Mac & Co P.O. Box 534005 Pittsburgh, PA 15253-4005	44,163,342	36.7334%
DIRTF – Premier Shares 830,996,050.750	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	728,944,764	87.7194%
	Mac & Co P.O. Box 534005 Pittsburgh, PA 15253-4005	71,822,016	8.6429%
DIRTPF – Agency Shares 6,250.000	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	6,250	100.0000%
DIRTPF – Hamilton Shares 22,321,427.030	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway- 2nd Floor East Syracuse, NY 13057-1382	16,583,648	74.2947%
	Bost & Co Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	3,930,596	17.6091%
	David Blank Greenwich, CT	1,314,222	5.8877%
DIRTPF – Institutional Shares 424,441,003.050	Mac & Co P.O. Box 534005 Pittsburgh, PA 15253-4005	288,917,523	68.0701%
	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	78,266,731	18.4400%
	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	22,689,852	5.3458%
DIRTPF – Premier Shares 265,393,751.880	Mac & Co P.O. Box 534005 Pittsburgh, PA 15253-4005	192,480,736	72.5265%
	Hare & Co C/O Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057-1382	72,606,386	27.3580%

DIP:
CVP – Initial Shares 1,249,079.665	Transamerica Life Insurance Company Attn: FMG Accounting 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	1,140,999	91.5535%
	Transamerica Financial Life Insurance Company Attn: FMG Operational Accounting 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	105,266	8.4465%
CVP – Service Shares 989,639.875	None	N/A	N/A
MSP – Initial Shares 9,198,047.854	Zurich American Life Insurance Company Product Valuation One Security Benefit Place Topeka, KS 66636-1000	3,874,588	42.4182%
	Allmerica Financial Life Insurance and Annuity Company Attn: Separate Accounts Mail Station S310 440 Lincoln Street Worchester, MA 01653-0001	1,691,021	18.5130%
	Symetra Life Insurance Company Attn: RS Accounting P.O. Box 3882 Seattle, WA 98124-3882	1,407,996	15.4145%
	Transamerica Life Insurance Company 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	937,378	10.2622%
MSP – Service Shares 1,258,007.702	Transamerica Life Insurance Company 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	595,880	46.1770%
	Ameritas Life Insurance Corporation Americas Variable Separate Account Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	339,368	26.2990%
	Zurich American Life Insurance Company Product Valuation One Security Benefit Place Topeka, KS 66636-1000	123,980	9.6077%
	Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715-0001	64,877	5.0276%
SCSIP – Service Shares 16,575,778.465	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	15,429,321	93.0835%
TGP – Initial Shares 6,291,449	New York Life Insurance and Annuity Corporation 169 Lackawanna Avenue Parsippany, NJ 07054-1007	2,857,291	44.7750%
	Annuity Investors Life Insurance Company Attn: Chris Accurso P.O. Box 5423	1,176,168	18.4311%
	Transamerica Life Insurance Company 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	1,054,774	16.5288%
	Symetra Life Insurance Company Attn: RS Accounting P.O. Box 3882 Seattle, WA 98124-3882	465,394	7.2929%
	American Fidelity Separate Account 200 North Classen Boulevard Oklahoma City, OK 73106-6013	422,720	6.6243%
	Transamerica Financial Life Insurance Company Separate Account Accounting Department 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	344,274	5.3949%
TGP – Service Shares 11,500,163	New York Life Insurance and Annuity Corporation 169 Lackawanna Avenue Parsippany, NJ 07054-1007	8,180,551	72.5746%
	Security Distributors, Incorporated For the Benefit of PGA Navisys C/O Variable Annuity Department One Security Benefit Place Topeka, KS 66636-1000	869,033	7.7097%
	American Enterprise Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55440	842,970	7.4785%
	First Security Benefit Life Insurance Company For the Benefit of First Security Benefit Life Unbundled One Security Benefit Place Topeka, KS 66636-1000	758,941	6.7330%

DOF:
DNRF – Class A Shares 667,884.331	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	80,668	12.0781%
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	71,003	10.6310%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	70,219	10.5137%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	37,875	5.6709%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	35,515	5.3177%
DNRF – Class C Shares 186,601.493	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	27,463	14.7179%
	First Clearing, LLC 1075 Wheat First Drive Glen Allen, VA 23060-9243	24,838	13.3109%
	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23,983	12.8529%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-	20,394	10.9295%
	Daniel Mckeown & Louise L. Mckeown La Jolla, CA	18,008	9.6508%
	Brian K. Murray & Anne J. Murray Mechanicsville, VA	11,871	6.3621%
DNRF – Class I Shares 113,792.126	First Clearing, LLC 1075 Wheat First Drive Glen Allen, VA 23060-9243	54,637	48.0148%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	16,409	14.4201%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7,816	6.8685%
	SEI Private Trust Company Attn: Mutual Funds Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	7,613	6.6904%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,633	5.8295%

EXHIBIT A

Part I

Part I sets forth, as to each Fund, information regarding Board members' ownership of Fund shares, the number of Board and committee meetings for each Fund's last fiscal year and Board member compensation.  Part I also sets forth information regarding the independent auditors' fees as indicated.

Board Members' Ownership of Fund Shares

The table below indicates the dollar range of each current Board member's (including Board members who are Nominees) and Nominee's ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in The Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2011.

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

	DICAF	DIPMMF	DIRF	DIP

Joseph S. DiMartino	None	None	None	None
Clifford L. Alexander, Jr.	None	None	None	None
Gordon J. Davis	None	None	None	None
Whitney I. Gerard	None	None	None	None
Nathan Leventhal	None	None	None	None
George L. Perry	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund	Dollar Range of Aggregate Holding of Funds in The Dreyfus Family of Funds

DOF

Joseph S. DiMartino	None	Over $100,000
Clifford L. Alexander, Jr.	None	None
Gordon J. Davis	None	$50,001-$100,000
Whitney I. Gerard	None	Over $100,000
Nathan Leventhal	None	Over $100,000
George L. Perry	None	None
Benaree Pratt Wiley	None	$50,001-$100,000

As of December 31, 2011, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

Number of Board and Committee Meetings

The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund's last fiscal year are as follows:

Name of Fund	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating Committee Meetings	Number of Compensation Committee Meetings	Number of Pricing Committee Meetings

DICAF	5	4	2	1	0
DIPMMF	5	4	2	1	0
DIRF	5	4	1	1	0
DIP	5	4	1	1	0
DOF	5	4	1	0	0

During each Fund's last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served).  The Funds do not have a formal policy regarding Board members' attendance at meetings of shareholders.  Board members did not attend the last shareholder meetings for any of the Funds.

Board Member Compensation

Annual retainer fees and meeting attendance fees are allocated among a Fund and all other Funds with the same Board members on the basis of net assets.  The aggregate amount of compensation paid to each current Board member and Emeritus Board member by each Fund for the Fund's last fiscal year, and by all funds in The Dreyfus Family of Funds for which such person was a Board member (the "Fund Complex") (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2011, were as follows:

Name of Board Member	Aggregate Compensation From Each Fund*	Total Compensation From the Funds and Fund Complex**

Joseph S. DiMartino		$1,062,188 (164)
DICAF	$115,466
DIPMMF	$27,861
DIRF	$35,340
DIP	$1,933
DOF	$112

Clifford L. Alexander, Jr.		$346,500 (45)
DICAF	$92,373
DIPMMF	$22,257
DIRF	$27,662
DIP	$1,573
DOF	$92

Lucy Wilson Benson†		$85,250 (27)
DICAF	N/A
DIPMMF	$9,702
DIRF	N/A
DIP	$682
DOF	$44

David W. Burke††		$484,500 (81)
DICAF	$92,373
DIPMMF	$22,030
DIRF	$27,526
DIP	$1,573
DOF	$92

Whitney I. Gerard		$192,500 (25)
DICAF	$92,373
DIPMMF	$22,324
DIRF	$28,270
DIP	$1,573
DOF	$92

Arthur A. Hartman†		$58,000 (25)
DICAF	N/A
DIPMMF	$7,174
DIRF	N/A
DIP	$483
DOF	$35

Nathan Leventhal		$322,500 (43)
DICAF	$92,373
DIPMMF	$21,752
DIRF	$27,761
DIP	$1,573
DOF	$92

Dr. George L. Perry		$168,500 (25)
DICAF	$92,373
DIPMMF	$22,257
DIRF	$27,662
DIP	$1,573
DOF	$92

Benaree Pratt Wiley		$349,500 (66)
DICAF	$92,373
DIPMMF	$21,723
DIRF	$27,761
DIP	$1,573
DOF	$92

___________________________
*    Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings.

**  Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served in 2011.

†     Emeritus Board member.

††  Mr. Burke, a Board member as of the date of this Proxy Statement, has elected Emeritus status effective July 1, 2012.

Independent Auditors' Fees

Set forth below for each Fund's last two fiscal years are the amounts billed to the Fund (or, in the case of (v), Service Affiliates (as defined below)) by the Fund's independent auditors for (i) services rendered for the audit of the Fund's annual financial statements or services that are normally provided by the independent auditors in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years ("Audit Fees"); (ii) assurance and related services by the independent auditors that reasonably related to the performance of the audit of the Fund's financial statements, which are not reported under Audit Fees and which consisted of one or more of the following:  (a) security counts required by Rule 17f-2 under the 1940 Act, (b) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (c) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies ("Audit-Related Fees"); (iii) professional services rendered for tax compliance, tax planning and tax advice, which consisted of review or preparation of U.S. federal, state, local and excise tax returns ("Tax Fees"); (iv) other products and services provided ("All Other Fees"); and (v) non-audit services provided to the Fund and Service Affiliates ("Aggregate Non-Audit Fees").

Name of Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees Paid by the Fund and Service Affiliates*

DICAF	4/30/10	$41,840	$10,764	$6,227	0	$27,572,994
	4/30/11	$60,624	$12,000	$22,148	$10,377	$22,309,173

DIPMMF	3/31/10	$51,360	$10,764	$7,209	0	$26,201,339
	3/31/11	$60,624	$12,000	$13,227	$3,119	$60,419,333

DIRF	12/31/10	$82,008	$16,146	$15,989	$4,202	$39,552,052
	12/31/11	$84,408	$90,936	$10,525	$2,579	$20,226,638

DIP	12/31/10	$92,892	$35,071	$12,710	$179	$39,552,052
	12/31/11	$122,048	$62,774	$14,033	$208	$20,226,638

DOF	9/30/10	$23,800	$5,382	$3,186	$667	$29,311,662
	9/30/11	$30,312	$6,000	$2,731	$11	$16,565,389
______________

*
For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), none of such fees required pre-approval by the Audit Committee.

Note:  None of the Audit-Related Fees, Tax Fees or All Other Fees referenced above were performed pursuant to waiver of pre-approval by a Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  None of the hours expended on the independent auditors' engagement to audit a Fund's financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent auditors' full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Each Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the independent auditors' engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent auditors' independence.  Pre-approvals pursuant to the Policy are considered annually.

Independent Auditor Independence.  Each Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval is compatible with maintaining the independent auditors' independence.

  Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Age) Position with the Funds (Since)*	Principal Occupation During Past 5 Years

Bradley J. Skapyak (53) President (2010)
Chief Operating Officer and a director of Dreyfus since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 72 investment companies (comprised of 156 portfolios) managed by Dreyfus.

J. Charles Cardona (56) Executive Vice President (2002)
Vice Chair and a director of Dreyfus, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 19 portfolios) managed by Dreyfus.

James Windels (53) Treasurer (2001)	Director – Mutual Fund Accounting of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Janette E. Farragher (49) Vice President (2005) and Secretary (2011)	Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Kiesha Astwood (39) Vice President and Assistant Secretary (2010)	Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

James Bitetto (45) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Joni Lacks Charatan (56) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Joseph M. Chioffi (50) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Kathleen DeNicholas (37) Vice President and Assistant Secretary (2010)	Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

John B. Hammalian (48) Vice President and Assistant Secretary (2005)	Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

M. Cristina Meiser (42) Vice President and Assistant Secretary (2010)	Senior Counsel of The BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert M. Mullery (60) Vice President and Assistant Secretary (2005)	Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Jeff S. Prusnofsky (47) Vice President and Assistant Secretary (2005)	Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Richard S. Cassaro (53) Assistant Treasurer (2008)	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Gavin C. Reilly (43) Assistant Treasurer (2005)	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert S. Robol (48) Assistant Treasurer (2005)	Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert Salviolo (45) Assistant Treasurer (2007)	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Robert Svagna (45) Assistant Treasurer (2002)	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.

Matthew D. Connolly (40) Anti-Money Laundering Compliance Officer (2012)
Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management.  He is an officer of 69 investment companies (comprised of 179 portfolios) managed by Dreyfus.

Joseph W. Connolly (55) Chief Compliance Officer (2004)	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios).

_________________________
*  With respect to DIRF, each officer held his or her respective position with the Fund since 2008, except for Bradley J. Skapyak and Matthew Connolly and Mses. Farragher, Astwood, DeNicholas and Meiser, whose dates are as shown.  Mr. Cardona is an officer with respect to DIRF, DIPMMF and DICAF only, a position he has held since 2002 with respect to DICAF.  With respect to DICAF, Mr. Windels has held the position with the Fund since 2002.  Mr. Robol has held his position since 2003 with respect to DICAF and 2005 with respect to DOF and DIPMMF.  Mr. Svagna has held his position since 2005 with respect to DIPMMF.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

Part III

Part III sets forth information about ownership of Fund shares by Nominees, current Board members and Fund officers.  As of April 30, 2012, none of the Nominees, current Board members or officers owned shares in the Funds.

EXHIBIT B

THE DREYFUS FAMILY OF FUNDS

Nominating Committee Charter and Procedures

ORGANIZATION

The Nominating Committee (the "Committee") of each fund in the Dreyfus Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors").  The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York  10166.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  2010

_______________________________________________

Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Investment Portfolios
Dreyfus Opportunity Funds
_______________________________________________

The undersigned shareholder(s) of ____________________ (the "Fund"), hereby appoint(s) Robert R. Mullery and Kiesha Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 5, 2012, at a Special Meeting of Shareholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 12:00 p.m., on August 3, 2012 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

Please mark boxes in blue or black ink or number 2 pencil, as applicable.

1.     Election of Board Members:

For all Nominees ☐	Withhold Authority ☐	Withhold Authority ☐
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
below

Nominees for Election are:  Gordon J. Davis, Nathan Leventhal and Benaree Pratt Wiley.

__________________________________________________________________

2.      In their discretion, to vote on such other matters as may properly come before the meeting and any adjournments thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-800-690-6903 and follow the recorded instructions; or

2.	Visit the Internet website www.proxyvote.com and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed envelope.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each shareholder is requested to sign, but only one signature is required.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Dated: ___________________

_________________________
Signature(s)

_________________________
Signature(s)

If you are NOT voting by Telephone or Internet, Please Sign,
Date and Return the Proxy Card
Promptly Using the Enclosed Envelope